
sunworks
Take Your Power Back

# Investor Presentation

June 2016

Nasdaq: SUNW

# Safe Harbor Statement

*This presentation contains forward-looking statements that involve risks and uncertainties, including statements regarding relating to our future business expectations and predictions and financial conditions and results of the operations. These forward-looking statements are based on our current expectations and projections about future events and they are subject to risks and uncertainties known and unknown that could cause actual results and developments to differ materially from those expressed or implied in such statements. In some cases, you can identify forward-looking statements by terminology, such as "expects," "anticipates," "intends," "estimates," "plans," "believes," "seeks," "may," "should", "could" or the negative of such terms or other similar expressions. They include statements regarding the timing and expected benefits of our acquisitions and acquisitions strategy, and also include statements relating to or regarding: estimates and projections for our 2015 financial results; plans and strategies for growth; expectations for the market for solar energy; and other objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, product, and distributor performance, the impact on the national and local economies resulting from terrorist actions, and U.S. actions subsequently; and other factors detailed in reports filed by the Company. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. A full discussion of our operations and financial condition, including factors that may affect our business and future prospects is contained in documents we have filed with the SEC and will be contained in subsequent filings with the SEC. While we believe that our assumptions are reasonable, it is very difficult to predict the impact of known factors on, and it is impossible to anticipate all factors that could affect, our actual results. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.*

# Investor Highlights

***Sunworks provides solar panel power systems for the residential, commercial and agricultural markets in the western U.S.***

100% Organic Growth

Residential Competitive Win Rate › 90%

Net Income and Positive Free Cash Flow

Customer referral rate ›40% and growing

Low customer acquisition costs

Consolidating industry with › 600 acquisition targets in California alone

- One of the fastest growing solar system providers in the Western US
- Disciplined and selective approach to acquisitions in the consolidating solar power industry
- Full Service Solar Integrator
- Technology and manufacturer agnostic model provides flexibility in designing customer solutions
- $67.6 Million in TTM Revenues

# Solar Market Overview

***Extension of the solar Investment Tax Credit (ITC) is expected to foster ~$40B in incremental investment in solar between 2016 and 2020***


US Solar Build by Customer Segment
(GW)
12
10
8
6
4
2
0
0.4
0.9
0.9
0.6
0.8
1.9
0.8
0.8
3.2
1.2
1.1
4.1
1.7
1.2
4.2
2.0
1.4
5.3
2.3
1.6
5.1
2.8
1.9
3.9
3.3
2.3
4.1
3.9
2.7
4.2
4.2
3.1
4.5
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Residential
Commercial and Industrial
Utility

Sources: Bloomberg New Energy Finance, EIA 826, 860 and 861..

sunworks

# Opportunities in Target Market

***Primarily focused on building critical mass in acquisition target-rich Western US markets***


U.S. PV Installations
(MWDC, Q4 2015)
5%
45%
50%
Other
Nevada
California
› 600 installers across a range of system capacities in CA alone

*Target market of CA and NV represents ~50% of U.S. market*

*Targeting acquisitions in consolidating CA market*

Sources: Solar Market Insight Report, 2015, Q4 – Solar Energy Industries Association.

# Customer Centric Operating Model

› *80% of our customers say they would buy from us again*


Enhances customer acquisition
Proprietary Scalable CRM system
After-sale customer support
Tech support, warranties, 24 hour on-site response time for service
Customer
Facilitates more efficient integration of acquisitions
Enterprise Resource Management
Financing Support
Flexibility in working with different financing methods

# Customer-Focused Financing Alternatives

***Uniquely focused on providing customers with ability to purchase solutions for a faster payback and higher return on investment***


Net System Cost
$19,320
$21,647
$0
Avg. Monthly Payment
$0
$160
$176
Total Value of System
$132,711
$104,400
$74,760
Purchase to Own
Finance to Own
Lease

Refer to Slide #22 in Appendix for additional detail regrading financing alternatives

***Lowest** Net System Cost*
- Eligible for investment tax credit (ITC)

***No** Monthly Payment*
- Exemption from future utility rate hikes
- 20 year total payments are ~1/3 of total lease payments

***Highest** Total Value of System*
- Home value appreciation... greater flexibility if home is sold

# Competitive Landscape

*We are a Different Kind of Solar Company*

| | Solar City | SunEdison | Vivint | Sunworks |
|---|---|---|---|---|
| *Primary Market(s)* | National | National | 12 States and DC | CA, NV |
| *Model* | Sale, Lease & PPA | Sale, Lease & PPA | Sale, Lease & PPA | Sell Ownership |
| *Referral %* | <30% | <30% | <30% | Residential >40% ~70% including commercial |
| *Profitability* | No | No | No | Yes |
| *Staffing* | High turnover | High turnover | High turnover | Low turnover |
| *Focus* | | | | 1. Customer First 2. Deliver Superior Value 3. Do what we say we will do |
| *Head to Head Competition* | | | | 92% success vs. major solar companies |

# Targeting Acquisitions for Growth

***Solar integration industry is highly fragmented with opportunities for further consolidation at attractive valuations***

**Disciplined approach with clear target selection criteria**

| | |
|---|---|
| $15M - $50M in annual revenue | Residential and Commercial |
| Western United States | Willingness of management to build the business and work with team |

- ***Target-rich landscape***
  - › 600 installers in CA alone
  - Large # of installers have limited resources to scale business, and
  - Have limited exit opportunities
- ***Acquisition and integration experience*** increase probability of success
- ***First-mover advantage...*** limited competition from other acquirers

sunworks

# Recent Acquisitions

***Acquired and integrated growing, profitable businesses to leverage synergies and expand coverage***

**SUNWORKS** – Solar Today. Saving Tomorrow.

Date: January 2014

Revenues:$8.5M (2013)

Growth: >100% since 2012

Profitable each year since founding

Market: Commercial, agricultural and residential in N. CA

Strong operational management team

**MD Energy, LLC** – Design and Build Energy Contractors – The Path to a Brighter Future

Date: March 2015

Revenues: $7.2M (2014)

Growth: >50% annual since founding

Market: Commercial & industrial in S. CA

Outsourcing subcontractor model

**Elite Solar** – The Best Solution Under the Sun

Date: December 2015

Revenues: $14M (2015)

Growth: Average >100% since 2013

Market: Commercial and agricultural in N. CA

Unique racking system capability with huge labor saving

Retained founder and management team

# Marketing Strategy for Organic Growth

***Unique blend of targeted marketing and lead generation support high win rates and low customer acquisition costs***


Expand
Referrals
Targeted Marketing
Strong Reputation

**Expand:** Funding additional initiatives to aggressively grow residential business

**Referrals:** Robust referral network... virtually 100% of commercial and ~40% of residential business leads are generated by referrals

**Targeted Marketing:** Bloomberg, CBS13 (cbs13.com), Sacramento Business Journal, iHeart Radio, CleanTechnica, Renewable Energy World.com, Fox News.com — Radio programming, media coverage, trade shows, and outreach

**Strong Reputation:** Getting it right the first time and standing behind our work

# Financial Results

*Strong revenue growth with increasing profitability and visibility*

*($ in millions)*

Quarterly Revenue and Gross Margin



34.3%
31.3%
27.0%
36.5%
29.9%
$5.7
$11.0
$19.7
$17.3
$19.6
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016

Annual Revenue and Gross Margin



26.6%
24.5%
31.7%
$8.6
$20.2
$53.7
$100.0
2013
2014
2015
2016*

**Our expected 2016 financial results are based on management's views and expectations. These expected results should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.*

# Annual Revenue by Division

***Acquired divisions growing organically and leveraging synergies with Sunworks***

*($ in millions)*


$67.6
$14.2
$7.9
$45.6
$36.0
$8.1
$7.2
$20.7
$12.1
$3.2
$8.6
$0.4
2013
2014
2015
SUN
MDE
Elite

sunworks

# An Increasing Backlog of Business

($ in millions)

*Building a base for future growth with a book-to-bill ratio >1.0*



$47.5
$19.7
$19.6
$17.3
$39.8
$29.5
$22.7
$11.0
$14.7
$7.5
$6.4
$5.2
$5.7
$2.3
$2.4
$2.7
$3.1
$1.0
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Revenue
Backlog

Backlog refers to the accumulation of all signed contracts that have not yet been completed

sunworks

# A Solid Balance Sheet

*A solid and improving balance sheet to support growth plans*

*($ in thousands)*


Total Assets
$39,901
Total Liabilities
$15,958
Total Shareholders' Equity
$23,943

| | 03/31/16 | 12/31/2014 |
|---|---|---|
| Cash | $6,423 | $414 |
| Total Assets | $39,901 | $6,721 |
| Total Debt | $3,860 | $1,778 |
| Total Liabilities | $11,322 | $4,761 |
| Total Shareholders' Equity | $23,943 | $1,960 |
| Current ratio | 1.7:1 | 0.8:1 |
| Working capital | $11,646 | ($743) |

# Capital Structure

*Well-capitalized with low level of debt... provides stability and additional capacity for growth*

**Book Value of Capital**


86%
Book Value of Equity
$27.4M
Total Capital
14%
Total Debt

sunworks

# Cash Flow Activity

*Strong Cash Position and Access to Capital*


$414
$1,253
$13,411
$3,038
$12,040
Cash at 12/31/2014
Operating Cash
Financing
CapEX
Cash at 12/31/2015

# Executive Management Team

*Deep executive management, M&A and solar operations experience*



**JAMES NELSON – *Sunworks* CEO**

- 20+ years in Private Equity with consolidation experience (Peterson Partners, Millennial Capital Partners)
- Mgmt. Consulting (Bain & Co.)
- MBA, Brigham Young University



**TRACY WELCH – *Sunworks* CFO**

- CFO with large companies (Ambre Energy, Global Ethanol, Schwan's)
- Led IR as Treasurer at Iomega ($2B former NYSE listed)
- M&A execution & integration of 40 acquisitions ($10M - $500M)
- MBA, University of Utah



**EMIL BEITPOLOUS – *Residential***

- Co-founder of SUNworks
- General Superintendent for Emard Electric
- General Contractor B License
- 20 years construction management
- Construction Mgmt studies, Chico State



**ABE EMARD – *Sunworks* COO**

- Co-founder of SUNworks
- VP Business Development, Emard Electric
- C-10 Electrical License
- 20 years construction management
- Construction Mgmt studies, UC Davis



**KIRK SHORT– *Commercial***

- Founder of Elite Solar
- C-46 License
- 15 years construction and solar management in 4 states

# Investor Highlights

***Sunworks provides solar panel power systems for the residential, commercial and agricultural markets in the western U.S.***

| | |
|---|---|
| 100% Organic Growth | Residential Competitive Win Rate > 90% |
| Net Income and Positive Free Cash Flow | |
| Customer referral rate >40% and growing | Low customer acquisition costs |
| Consolidating industry with > 600 acquisition targets in California alone | |

- One of the **fastest growing** solar system providers in CA
- Disciplined and selective approach to acquisitions in the **consolidating solar power industry**
- **"One-stop" shop for solar needs**
- Technology and manufacturer agnostic model provides **flexibility in designing customer solutions**

# Contact Information

**Sunworks, Inc.**
www.sunworksusa.com

**James Nelson, President & CEO**
jnelson@sunworksusa.com
916.409.6900

**Tracy Welch, CFO**
tracy@sunworksusa.com
916.409.6900

**Hayden IR - Investor Relations**
Rob Fink, Managing Director
rob@haydenir.com
646.415.8972

# Appendix

# Financing Alternatives

*Providing the lowest cost, highest value financing alternative*

| | Local Utility | Purchase to Own | Finance to Own | Lease |
|---|---|---|---|---|
| *System Cost* | | $27,600 | $30,924 | |
| *ITC Benefit* | | $8,280 | $9,277 | |
| ***Net System Cost*** | | **$19,320** | **$21,647** | |
| *Interest Rate* | | | | 6.5% |
| *Year 1 Monthly Payment* | $220 | | $160 | $176 |
| ***20 Year Avg. Monthly Payment*** | $405 | $0 | $160 | $234 |
| *20 Year Total Payments* | $97,114 | $19,320 | $38,400 | $56, 176 |
| *Est. 20 Year Utility Savings* | | $97,114 | $97,114 | $97,114 |
| *Est. Value Added to Home* | | $35,000 | $35,000 | Negative |
| | | | | Must be Transferred |
| ***Net 20 Year "Value" of System*** | **$0** | **$112,794** | **$93,174** | **$40,937** |

# Leading-Edge Technology

*High Efficiency Design to Produce 200% of the Power Output of Conventional Solar Cells*

*Revolutionary Design maximizes the conversion of sunlight into electricity*



Acceptable Sunlight
Conventional Solar Cell
Acceptable Sunlight
Integrated Wide Angle Light Collection
Solar3D Solar Cell

**High Efficiency...** utilizing a 3D design increases conversion efficiency

**Wide Angle Light Collection...** capturing more light in the morning and evening hours, as well as winter months when the sun is not directly overhead

**As a result...** patent-pending 3D cell can produce 200% of the power output of conventional cells... **reduces payback period by >40%**